                                                                    EXHIBIT 99.2

                   ITW CONFERENCE CALL - THIRD QUARTER 2003

ITW Agenda

1.  Introduction..............John Brooklier

2.  Financial Overview........Jon Kinney

3.  Manufacturing Segments....John Brooklier

4.  Forecast..................Jon Kinney

5.  Q and A...................Kinney/Brooklier

ITW Forward-Looking Statements

This conference call contains forward-looking  statements within the meaning of the Private  Securities  Litigation  Reform Act of 1995,  including,  without limitation,  statements  regarding  end  market  conditions  and  base  business expectations for full year 2003 and the company's  related  earnings  forecasts.
These statements are subject to certain risks, uncertainties, and other factors, which could cause actual results to differ  materially  from those  anticipated, including,  without  limitation,  the risks described herein.  Important factors that may influence  future results  include (1) a downturn in the  construction, automotive,  general  industrial,  food retail and service,  or commercial  real estate markets,  (2)  deterioration in global and domestic business and economic conditions,  particularly in North America, the European Community or Australia,
(3) the unfavorable impact of foreign currency fluctuations, (4) an interruption in, or reduction in,  introducing new products into the Company's  product line, and  (5)  a  continuing  unfavorable  environment  for  making  acquisitions  or dispositions,  domestic  and  international,  including  adverse  accounting  or regulatory requirements and market values of candidates.

Conference Call Playback

Replay number: 402-998-1849
Replay available through midnight of October 30, 2003
No pass code necessary

ITW Quarterly Highlights

                                                              F(U) Last Year
                                        2002        2003      ---------------
                                         Q3          Q3       Amount      %
                                      --------    --------    ------   ------
Operating Revenues                     2,401.0     2,531.9     130.9     5.4%
Operating Income                         396.9       426.7      29.8     7.5%
   % of Revenues                          16.5%       16.9%      0.4%

Income From Continuing Operations
   Income Amount                         244.3       269.8      25.5    10.4%
   Income Per Share-Diluted                0.79        0.87      0.08   10.1%

Average Invested Capital               6,604.9     6,823.1     218.2     3.3%
Return on Invested Capital                15.6%       16.3%      0.7%

Free Cash                                341.3       350.0       8.7     2.5%

ITW Quarterly Operating Analysis

                                    Revenue       Income         Margins
                                   ---------     ---------      ---------
Base Manufacturing Business
   Operating Leverage                 -2.9%        -7.1%         -0.7%
   Non Volume Related                              10.0%          1.7%
                                      -----        -----         -----
     Total                            -2.9%         2.9%          1.0%

Acquisitions / Divestitures            3.5%         2.1%         -0.2%

Translation                            4.9%         4.3%          0.0%

Restructuring                                      -3.4%         -0.6%

Leasing and Investment                -0.3%         1.6%          0.3%

Other Revenue                          0.2%                      -0.1%
                                      -----        -----         -----
Total                                  5.4%         7.5%          0.4%
                                      =====        =====         =====

ITW Leasing and Investment

                                                          F(U) Last Year
                             2002           2003       ---------------------
                              Q3             Q3          Amount          %
                            -----           -----        ------         ----
Operating Revenues           34.8            28.4         (6.4)        -18.4%

Operating Income             18.5            24.7          6.2          33.5%

Operating Margins            53.1%           87.0%        33.9%

ITW Non Operating and Taxes

                                                             F(U) Last Year
                                         2002       2003     ---------------
                                          Q3         Q3      Amount       %
                                         ------    ------    ------   ------
Operating Income                          396.9     426.7     29.8     7.5%

   Interest Expense                       (14.6)    (16.1)    (1.5)
   Other Income (Expense)                  (6.5)      4.5     11.0
                                          -----     -----     -------------
Income From Continuing Operations-P/T     375.8     415.1     39.3    10.5%

   Income Taxes                           131.5     145.3     13.8
   % to Pre Tax Income                      35%       35%      0.0%

Income From Continuing Operations-A/T     244.3     269.8     25.5    10.4%
                                          =====     =====     =============

ITW Invested Capital

                                   9/30/02     12/31/02    9/30/03
                                   -------     -------     -------
Trade Receivables                  1,574.9     1,500.0     1,701.9
   Days Sales Outstanding             59.0        55.6        60.5
Inventories                          981.9       962.7       980.0
   Months on Hand                      1.9         1.8         1.8
Other Current Assets                 233.2       354.3       353.0
Accounts Payable and Accruals     (1,386.0)   (1,445.6)   (1,452.4)
                                   -------     -------     -------
Operating Working Capital          1,404.0     1,371.4     1,582.5
   % to Revenue(Prior 4 Qtrs.)         15%         14%         16%
Net Plant and Equipment            1,636.7     1,631.2     1,670.2
Investments, net of L + I Debt       617.4       622.3       584.2
Goodwill                           2,374.8     2,394.5     2,519.4
Other net                            556.9       383.9       427.6
                                   -------     -------     -------
Invested Capital                   6,589.8     6,403.3     6,783.9
                                   =======     =======     =======

ITW Debt and Equity

                                   9/30/02     12/31/02    9/30/03
                                   -------     -------     -------
Total Capital
   Short Term Debt                   132.8       121.6        70.2
   Long Term Debt                  1,474.7     1,460.4       926.2
                                   -------     -------     -------
     Total Debt                    1,607.5     1,582.0       996.4
   Stockholders' Equity            6,498.2     6,649.0     7,399.7
                                   -------     -------     -------
     Total Capital                 8,105.7     8,231.0     8,396.1
   Less:
     Leasing and Investment Debt    (795.5)     (770.1)     (239.4)
     Cash                           (720.4)   (1,057.7)   (1,372.8)
                                   -------     -------     -------
Net Debt and Equity                6,589.8     6,403.2     6,783.9
                                   =======     =======     =======

Debt to Total Capital                 20%         19%         12%
                                   =======     =======     =======
Debt to Total Capital (x L + I)       12%         11%         12%
                                   =======     =======     =======

ITW Cash Flow

                                           2002     2003
                                            Q3       Q3
                                           -----    -----
Net Income                                 245.5    268.9
   Adjust for Non-Cash Items                78.5     69.2
   Changes in Operating Assets and Liab.    55.9     57.1
                                           -----    -----
Net Cash From Operating Activities         379.9    395.2

   Additions to Plant and Equipment        (59.8)   (60.8)
   Proceeds from investments                21.2     15.6
                                           -----    -----
Free Cash                                  341.3    350.0

   Acquisitions                            (13.7)   (73.8)
   Investments                             (15.4)   (67.0)
   Dividends                               (67.4)   (70.6)
   Debt                                    (58.8)   (22.4)
   Other                                    49.1     22.6
                                           -----    -----
Net Cash Increase(Decrease)                235.1    138.8
                                           -----    -----

ITW Return on Invested Capital

                                         2002         2003          F(U)
Current Quarter                           Q3           Q3         Prior Yr.
                                        -------     -------       --------
Operating Income after taxes             258.0        277.3         19.3
  Operating Margins                       10.7%        11.0%         0.3%
Average Invested Capital               6,604.9      6,823.1        218.2
  Capital Turnover                         1.45         1.48         0.03
Return on Average Invested Capital        15.6%        16.3%         0.7%
                                        =======      =======      =======

                                          2002        2003          F(U)
Year to Date                               Q3          Q3         Prior Yr.
                                        -------     -------       --------
Operating Income after taxes             738.3        781.1         42.8
  Operating Margins                       10.5%        10.5%         0.0%
Average Invested Capital               6,611.0      6,593.6        (17.4)
  Capital Turnover                         1.42         1.49         0.07
Return on Average Invested Capital        14.9%        15.8%         0.9%
                                        =======      =======      =======

ITW Acquisitions
                                             2002                    2003
                                  --------------------------   ----------------
                                   Q1     Q2      Q3     Q4     Q1    Q2    Q3
                                  ----   ----    ----   ----   ----  ----  ----
Annual Revenues Acquired           31     59      33     72     49    35    231
                                  ====   ====    ====   ====   ====  ====  ====
Purchase Price
   Cash Paid                       35     57      14     82     44    30     74
   Stock Issued                     -      -       -      -      -     -      -
                                  ----   ----    ----   ----   ----  ----  ----
     Total                         35     57      14     82     44    30     74
                                  ====   ====    ====   ====   ====  ====  ====
Number of Acquisitions
   North America
     Engineered Products           2      1       1       1      1     -      3
     Specialty Systems             -      2       1       2      -     2      1
   International
     Engineered Products           1      2       1       -      -     1      2
     Specialty Systems             2      2       2       1      7     3      3
                                  ----   ----    ----   ----    ----  ---- ----
   Total                           5      7       5       4      8     6      9
                                  ====   ====    ====   ====    ====  ==== ====

Key Economic Data

September 2003 ISM: 53.7% is down slightly from 54.7% in August...but above 50 is good (growth/no growth line)

US Industrial  Production (ex.  Tech.):  -2.3% in August 2003 compared to -2.0%
in July 2003

Euro-Zone Industrial  Production Index: 50.1% in September 2003 versus 49.1% in
August 2003

Other European indices mixed

ITW Engineered Products - North America

                                                          F(U) Last Year
                            2002           2003         ------------------
                             Q3             Q3          Amount          %
                           -----          -----         -----        -----
Operating Revenues         766.0          774.9          8.9          1.2%

Operating Income           128.0          130.8          2.8          2.2%

Operating Margins           16.7%          16.9%         0.2%

Engineered Products - North America
Quarterly Analysis

                             Revenue       Income         Margins
                            --------      --------       --------
Base Business
   Operating Leverage         -2.6%         -6.4%          -0.7%
   Non Volume Related                        3.2%           0.6%
                              -----         -----          -----
     Total                    -2.6%         -3.2%          -0.1%

Acquisitions/Divestitures      3.7%          2.7%          -0.2%

Translation                    0.3%          0.4%           0.0%

Restructuring                                2.3%           0.4%

Other Revenue                 -0.2%                         0.1%
                              -----         -----          -----
Total                          1.2%          2.2%           0.2%
                              =====         =====          =====

Engineered Products - North America
Key Points

ITW construction base revenues: +2% for Q3
- Commercial construction: slightly positive
- New housing: slightly positive
- Renovation/rehab: high single digit growth

Wilsonart revenues flat for the quarter; flooring leads the way

We expect commercial construction to be stable; new housing starts expected to grow modestly in Q4; renovation/rehab still vibrant

Auto base revenues: -8% for Q3

Big 3 build rates: -9% for Q3
- GM: -5%
- Ford: -18%
- Chrysler: -6%

ITW estimate for Q4 builds: -8 to -10%; Wards: -4%

ITW FY 2003 estimate: -8%; Wards: -6%

August Big 3 inventories:  62 days...better than 81 days on hand in March and 97 days in January

ITW Engineered Products - International

                                            F(U) Last Year
                        2002    2003     ---------------------
                         Q3      Q3         Amount         %
                       -----    -----    -----------   -------
Operating Revenues     394.7    460.9         66.2       16.8%

Operating Income        59.2     63.6          4.3        7.3%

Operating Margins       15.0%    13.8%        -1.2%

Engineered Products - International
Quarterly Analysis

                                       % F(U) Prior Year
                          ------------------------------------------
                             Operating     Operating     Operating
                              Revenue       Income        Margins
                             --------      --------      --------
Base Business
   Operating Leverage            0.7%         1.9%         0.2%
   Non Volume Related                        -1.1%        -0.2%
                                -----        -----        -----
     Total                       0.7%         0.8%         0.0%

Acquisitions/Divestitures        2.2%         1.3%        -0.1%

Translation                     13.9%        15.0%         0.3%

Restructuring                                -9.8%        -1.4%
                                -----        -----        -----
Total                           16.8%         7.3%        -1.2%
                                =====        =====        =====

Engineered Products - International
Key Points

Construction base revenues: +2% in Q3
- Europe: +1% growth (strength in UK, France and Germany)
- Australia: +1% (better new housing)
- Wilsonart International: +6% (good activity in China and UK)

Automotive base revenues: -1% in Q3
- Builds: -3% ytd
- BMW: -3.5%; Fiat: -13.3%; Ford: -2.9%; VW: -5.0%; Daimler: -4.5%; GM: +6.2%
- ITW forecasted FY 2003 builds: -3% to -4%

ITW Specialty Systems - North America

                                                     F(U) Last Year
                          2002         2003         -----------------
                           Q3           Q3          Amount          %
                         -----        -----         ------     ------
Operating Revenues       857.1        849.2          (7.9)      -0.9%

Operating Income         145.4        154.2           8.8        6.1%

Operating Margins         17.0%        18.2%          1.2%

Specialty Systems - North America
Quarterly Analysis

                                      % F(U) Prior Year
                          ------------------------------------------
                            Operating     Operating     Operating
                             Revenue       Income        Margins
                             --------     --------      --------
Base Business
   Base Operating Leverage    -3.6%         -9.2%        -1.0%
   Base Non Volume                          13.8%         2.5%
                              -----         -----        -----
     Total                    -3.6%          4.6%         1.5%

Acquisitions / Divestitures    2.2%          0.9%        -0.3%

Translation                    0.5%          0.6%         0.0%

Restructuring                                0.0%         0.0%
                              -----         -----        -----
Total                         -0.9%          6.1%         1.2%
                              =====         =====        =====

Specialty Systems - North America
Key Points

Food Equipment base revenues: -8% in Q3; supermarkets the weakest; restaurants better but still negative; parts and service positive revenues

Food  Equipment operating margins improve +500 basis points in Q3 due to 80/20 programs

Industrial  packaging:  Signode -4% base  revenues in Q3; consumables lead while
"cap ex" machinery still weak

Welding base revenues: +3% in Q3

Finishing base revenues: -5% in Q3

ITW Specialty Systems - International

                                                        F(U) Last Year
                          2002           2003         -----------------
                           Q3             Q3          Amount          %
                         ------         ------        ------     ------
Operating Revenues        441.0          502.4         61.5       14.0%

Operating Income           45.8           53.5          7.6       16.6%

Operating Margins          10.4%          10.6%         0.2%

Specialty Systems - International
Quarterly Analysis

                                          % F(U) Prior Year
                               -------------------------------------------
                                 Operating     Operating      Operating
                                   Revenue       Income         Margins
                                 ---------     ---------      ---------
Base Business
   Base Operating Leverage         -4.7%        -16.6%          -1.3%
   Base Non Volume                               34.7%           3.8%
                                   ------       ------          ------
     Total                         -4.7%         18.1%           2.5%

Acquisitions/Divestitures           6.3%          6.0%           0.0%

Translation                        12.4%         15.1%           0.2%

Restructuring                                   -22.6%          -2.5%
                                   ------       ------          ------
Total                              14.0%         16.6%           0.2%
                                  ======        ======          ======

Specialty Systems - International
Key Points

Total packaging: -9% base revenues in Q3

Signode led decline for industrial packaging:
- Europe: -10%
- Asia/Pacific: -2%
  - sales due to consumables rather than machinery

Food Equipment:  base revenues  +3%...operating margins improve more than 400 basis points in Q3

Finishing: base revenues -5% in Q3

ITW 2003 Forecast

                                                               Mid      %F(U)
                                              Low     High    Point      2002
4th Quarter                                  -----   -----    -----     -----
   Base Revenues                               -4%      0%      -2%
   Income Per Share-Diluted                  $0.79   $0.89    $0.84       13%

Full Year
   Base Revenues                               -3%     -2%      -3%
   Income Per Share-Diluted                  $3.23   $3.33    $3.28        9%

ITW 2003 Forecast Key Assumptions

Exchange rates hold at September 30, 2003 levels

Acquired revenues in the $400 to $600 million range

Restructuring cost of $65 to $70 million

No further goodwill or intangible impairment cost for the balance of the year

Tax rate of 35%

ITW Conference Call - Q and A - Third Quarter 2003